SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))
☒ DefinitiveProxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of filing fee (check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid

☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date filed:

[BANK OF THE JAMES FINANCIAL GROUP, INC. LETTERHEAD]

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 13, 2004 at 4:00 p.m., at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504 (the “Meeting”). At the Meeting, the shareholders will elect three directors for terms of three years each, vote to approve an amendment to and restatement of the 1999 Stock Option Plan of Bank of the James (the “Option Plan”), and vote on a proposal to ratify Cherry, Bekaert & Holland, L.L.P. as the independent auditors of Financial for the year ended December 31, 2004.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these materials to you on or about April 2, 2004.

The Board of Directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely yours,

/s/ Robert R. Chapman, III
Robert R. Chapman, III
President

Lynchburg, Virginia

April 2, 2004

BANK OF THE JAMES FINANCIAL GROUP, INC.

615 Church Street

Lynchburg, VA 24504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 13, 2004 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and call of its directors, the Annual Meeting (the “Meeting”) of the holders of shares of Common Stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504 on May 13, 2004 at 4:00 p.m. local time, for the following purposes:

1.	Election of Directors. To elect three Group One directors for a term of three years or until their respective successors are elected and qualified.

2.	Approval of Amendment to and Restatement of the 1999 Bank of the James Stock Option Plan. To approve an increase in the number of authorized shares under the 1999 Bank of the James Stock Option Plan along with an amendment to and restatement of the plan as described below.

3.	Ratification of Selection of Auditors. To ratify the selection by Financial of Cherry, Bekaert & Holland, L.L.P., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2004.

4.	Other Business. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

Holders of shares of Common Stock of record at the close of business on March 26, 2004, will be entitled to vote at the Meeting or any adjournments thereof.

A copy of Financial’s Annual Report for the year ended December 31, 2003, a Proxy Statement, and a proxy card accompany this notice.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

Lynchburg, Virginia	BY ORDER OF THE BOARD OF DIRECTORS
April 2, 2004
/s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO VOTE BY PROXY. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

BANK OF THE JAMES FINANCIAL GROUP, INC.

615 Church Street

Lynchburg, VA 24504

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2004 at 4:00 p.m.

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, par value $4.00 per share (“Common Stock”), of Bank of the James Financial Group, Inc. (“Financial”) in connection with the solicitation of proxies on behalf of the Board of Directors of Financial. This Proxy Statement is to be used at the Annual Meeting of shareholders to be held on May 13, 2004 at 4:00 p.m., at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504, and any adjournment or postponement thereof (the “Meeting”). In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Officers and regular employees of Bank of the James (the “Bank”) or Financial may solicit proxies personally, by telephone, facsimile, or otherwise, from some stockholders if proxies are not received promptly.

This Proxy Statement and the enclosed proxy card are being mailed to Financial’s shareholders on or about April 2, 2004.

Revocation and Voting of Proxies

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 615 Church Street, Lynchburg, Virginia 24504.

At the Meeting, the shareholders will take the following actions: 1) elect three Group One directors for a term of three years; 2) vote on a proposal to approve an amendment to and restatement of the 1999 Stock Option Plan of Bank of the James (the “Option Plan”); 3) vote on a proposal to ratify Cherry, Bekaert & Holland, L.L.P. as the independent auditors of Financial for fiscal year 2004; and 4) take action on such other matters as properly may come before the Meeting or any postponement or adjournment thereof.

Voting Rights of Shareholders

The principal executive offices of Financial are located at 615 Church Street, Lynchburg, Virginia 24504. The Board of Directors has fixed the close of business on March 26, 2004 as the record date (the “Record Date”) for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. As of the record date, there were 1,029,267 shares of Common Stock outstanding and entitled to vote, which shares were held by approximately 2,064 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting.

As of the Record Date, to the knowledge of Financial’s management, no person owned beneficially more than 5% of any class of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days of March 17, 2004, a total of 174,735 shares of Common Stock, or approximately 16.78% of the shares of Common Stock outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy, FOR the approval of the amendment to and restatement of the Option Plan, and FOR the ratification of Cherry, Bekaert & Holland, L.L.P. as independent auditors.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With regard to the election of directors set forth in Proposal One, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. All other matters coming before the Meeting will be determined by majority vote of those present in person or by proxy and entitled to vote.

A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

Except for certain items for which brokers are prohibited from exercising their discretion, a broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Financial of such inability to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but will not be counted as voting in favor of the particular matter.

Financial has retained StockTrans, Inc. (“StockTrans”) to oversee the mechanics of the solicitation of this proxy. StockTrans will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record (at Financial’s expense), receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial. In exchange for this service, Financial will pay StockTrans an approximate amount of $10,000, inclusive of postage.

Shareholders of Financial are requested to vote their shares via a toll-free telephone number, via the internet at the following address on the World Wide Web: http://www.votestock.com, or by completing, dating, and signing the form of proxy and returning it promptly to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, the persons named as proxies thereon intend to vote all shares represented by such proxy as follows:

(1) FOR the election of the persons named herein as nominees for directors of Financial to hold office until the 2007 Annual Meeting of Financial’s shareholders and until their successors have been duly elected and qualified; and

(2) FOR approval of the amendment to and restatement of the Option Plan as set forth herein; and

(3) FOR ratification of Cherry, Bekaert & Holland, L.L.P., independent public accountants, to audit the financial statements of Financial for the fiscal year ending on December 31, 2004; and

(4) In their discretion on the transaction of such other business as properly may come before the meeting or any adjournments or postponements thereof.

The cost of soliciting proxies, including the fees paid to StockTrans, for the Meeting will be borne by Financial.

PROPOSAL ONE

ELECTION OF DIRECTORS

Financial’s Articles of Incorporation provide that the Board of Directors is to be composed of no less than five and no more than twenty-five directors. The Articles of Incorporation further provide that the Board of Directors shall be divided into three groups (Groups One, Two and Three), as nearly equal in number as possible with staggered terms. The current term of office of the Group One directors expires at the 2004 Annual Meeting. The terms of the Group Two and Group Three directors will expire in 2005 and 2006, respectively. Directors from Group One, consisting of three (3) directors, will be elected at the Meeting.

At the Meeting, directors from Group One will be elected for a term of three (3) years to expire at the 2007 Annual Meeting of Shareholders of Financial. At each subsequent Annual Meeting of Shareholders of Financial, one (1) group of directors, approximately one third of the total, will be elected for a three year term. Directors will continue to serve until their successors are duly elected and qualified. This proposal is designated as Item No. 1 in the enclosed Proxy.

Each of the nominees are incumbent Group One directors of Financial and is serving until the 2004 Annual Meeting.

The following information sets forth the names, ages (as of May 13, 2004), the period during which each has served as a director, principal occupations, and business experience for the last five years concerning the nominees for Group One, as well as the same information about the Group Two and Three directors, who will continue in office until the 2005 and 2006 Annual Meetings of Shareholders respectively:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH BELOW.

Nominees for Election of Directors

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Donald M. Giles, 62	1998	President of Moore & Giles, Inc.

Carl B. Hutcherson, Jr., 60	1998	Pastor, Trinity United Methodist Church, President of Carl B. Hutcherson Funeral Home, and Mayor of the City of Lynchburg.

Thomas W. Pettyjohn, Jr., 57	1998	Investment Advisor at Davidson & Garrard, Inc., an investment advisory business. Mr. Pettyjohn retired as Executive Vice President, Real Estate Administration, Central Fidelity National Bank in 1998.

Directors Continuing in Office

Group Two Directors (Serving Until 2005 Annual Meeting)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Robert R. Chapman, III, 41	1998	President of Financial and President and Chief Executive Officer of the Bank since January, 2004. Mr. Chapman has been President of the Bank since January, 2003. From July, 1999 to December 31, 2002, Mr. Chapman served as the Executive Vice President of the Bank. From June, 1998 until July, 1999, Mr. Chapman was an Organizer of Bank of the James. Previously, Mr. Chapman was the Vice President of Commercial Lending at Crestar Bank.

Donna Schewel Clark, 53	1998	Secretary and General Counsel of Schewel Furniture Co., Inc.

Richard R. Zechini, 65	1998	Orthodontist and President, Richard R. Zechini, D.D.S., Ltd.

Ted F. Counts, 71	1998	CEO, Counts Realty and Auction Group, Inc.

Group Three Directors (Serving Until 2006 Annual Meeting)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Ronald V. Dolan, 61	1998	Retired President and CEO of First Colony Life Insurance Company.

James R. Hughes, Jr., 68	1998	Vice Chairman of the Bank since January 1, 2004. From January 1, 2003 to December 31, 2003, Mr. Hughes served Chief Executive Officer and Vice Chairman of the Bank. From January 1, 1999 to December 31, 2002, Mr. Hughes served as President and Chief Executive Officer of the Bank. Previously, Mr. Hughes was self-employed as an investment advisor.

Kenneth S. White, 64	1998	Of Counsel, Edmunds & Williams, P.C., Lynchburg, Virginia. From February, 2001 to February, 2004 Mr. White served as President, The Greater Lynchburg Community Trust. Previously, Mr. White was a partner at Edmunds & Williams, P.C.

(1)	Includes service as a director for the Bank, predecessor of Financial.

Corporate Governance and the Board of Directors and its Committees

General

The business and affairs of Financial are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act, Financial’s Articles of Incorporation, and Financial’s Bylaws. Members of the Board of Directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees.

Independence of Directors

Eight of the ten members of the Board of Directors are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”), including the following: Messrs. Counts, Dolan, Giles, Hutcherson, Pettyjohn, White, and Zechini and Ms. Clark.

Meeting Attendance

Board and Committee Meetings

Meetings of the Board of the Bank, predecessor to Financial, were held regularly each month. During 2003, there were twelve (12) meetings of the Board of Directors of the Bank. In connection with the reorganization, there was one meeting of the Board of Directors of Financial. During 2003, each of the directors attended at least 75% of the meetings of the Board and the Committees of both the Bank and Financial on which they serve. In 2003, the non-employee directors received as compensation $300 for each meeting of the Board of Directors that they attended and $150 for each meeting of Committees on which they serve that they attended. In 2004, the non-employee directors will receive as compensation $500 for each meeting of the Board of Directors that they attend and $150 for each meeting of Committees on which they serve that they attend.

Annual Meeting of Shareholders

Financial encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders. All of the directors attended the 2003 Annual Meeting of Shareholders of the Bank.

Committees of the Board of Directors

The Board of the Bank has the following six (6) standing committees to assist it in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, Loan Committee, Investment Committee, and Compensation Committee. Financial has established the following three (3) standing committees to assist it in the discharge of its duties: Executive Committee, Audit Committee, and Nominating Committee. Because Financial did not conduct business in 2003, the following discussion refers to committees of the Bank.

Executive Committee

The Executive Committee interacts with the President with regard to personnel decisions including salaries and benefits of officers and employees, reviews extraordinary confidential issues, and serves as a forum for discussing executive decisions. The Executive Committee has all the powers of the Board in the management and the conduct of the business and affairs of the Bank in the intervals between meetings of the full Board, except that the Executive Committee cannot increase the number of directors, fill vacancies on the Board, remove directors, approve an amendment to the Articles of Incorporation or Bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the Board. During the fiscal year ended December 31, 2003, the Executive Committee was comprised of Messrs. White, Chapman, Dolan, Hughes, and Pettyjohn and Ms. Clark. For the year ended December 31, 2003 the Executive Committee had eight (8) meetings.

Audit Committee

The Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. It reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. During fiscal year ended December 31, 2003 the Audit Committee of the Board of Directors was comprised of Ms. Clark and Messrs. Counts, Dolan, Hutcherson, White, and Zechini. For the year ended December 31, 2003 the Audit Committee had three (3) meetings. The Audit Committee has a written charter, a copy of which is available at the “Investor Relations” section of the Bank’s website: www.bankofthejames.com. Additionally, the rules and the regulations of the Securities and Exchange Commission require Financial to disclose whether it has an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. Financial’s Board has determined that Ronald V. Dolan is an “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. Mr. Dolan and all other members of the Audit Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the NASD.

Nominating Committee

The Nominating Committee reviews and recommends candidates for nomination to the Board for expired or otherwise vacant seats on the Board of Directors. During fiscal year ended December 31, 2003 the Nominating Committee of the Board of Directors was comprised of Messers. Counts, Giles, and Hutcherson. For the year ended December 31, 2003 the Nominating Committee had one (1) meeting. All members of the Nominating Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of NASD. The Nominating Committee has a written charter, a copy of which is available at the “Investor Relations” section of the Bank’s website: www.bankofthejames.com. Currently, Financial does not consider candidates recommended by shareholders. This policy is based, among other things, on the fact that Financial has been an operating business for less than three months and Financial’s sole business at this time is the ownership of the Bank, which itself has been in existence for less than five years. Each of the incumbent directors was an organizer of the Bank. Financial believes it to be beneficial for the Board of Directors to be comprised of individuals with the types of expertise and scope currently represented on the Board and during these critical first years of the Bank and Financial, the Nominating Committee is best positioned to identify such individuals. Additionally, during the Bank’s organization, to insure accountability, the Bank’s regulators expressed a strong preference that the Board of Directors not consist of more than eight to ten members. The Bank’s experience has confirmed the wisdom of this advice. Because no incumbent director has failed to stand for reelection and the Board has not decided to increase its size, it has not yet been necessary to evaluate potential nominees. The Nominating Committee will consider share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Loan Committee

The Loan Committee reviews and approves loan portfolio activities, reviews and makes recommendations on specific large loan requests, reviews and recommends action on requests by officers and directors of the Bank, and reviews and approves credit ratings assigned to specific loans within the loan portfolio. During fiscal year ended December 31, 2003 the Loan Committee of the Board of Directors was comprised of Messrs. Pettyjohn, Chapman, Counts, Hutcherson, White, and Hughes. For the year ended December 31, 2003 the Loan Committee had ten (10) meetings.

Investment Committee

The Investment Committee reviews, approves, and actively manages the Bank’s investment policy. In addition, the Investment Committee monitors the practices of the investment officer with regard to the Bank’s investment portfolio. During fiscal year ended December 31, 2003 the Investment Committee was comprised of Messrs. Dolan, Chapman, Giles, Zechini, and Hughes. For the year ended December 31, 2003 the Investment Committee had no meetings.

Compensation Committee

The Compensation Committee reviews, recommends, and approves compensation for the employees of the Bank. During fiscal year ended December 31, 2003 the Compensation Committee of the Board of Directors was comprised of Ms. Clark and Messrs. Dolan and White. For the year ended December 31, 2003 the Compensation Committee had one (1) meeting.

Communications with Members of the Board

Shareholders may communicate with the Board of Directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the Board of Directors at the principal office of Financial at 615 Church St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the Board and submitted to the Board of Directors unless they are deemed non-substantive.

Security Ownership of Management

The following table sets forth information as of March 17, 2004 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Financial, 615 Church Street, Lynchburg, VA 24504.

[remainder of page intentionally left blank]

Security Ownership of Management

Name and Position	Common Stock Beneficially Owned (1)	Percentage of Class (2)
Donald M. Giles Director	11,000	1.07

Rev. Carl B. Hutcherson, Jr. Director	660	*

Thomas W. Pettyjohn, Jr. Director	2,750	*

Robert R. Chapman, III (3) Director, President	33,000	3.15

Donna Schewel Clark (4) Director	13,200	1.28

Richard R. Zechini, D.D.S. (5) Director	13,200	1.28

Ted F. Counts (6) Director	11,000	1.07

Ronald V. Dolan Director	11,000	1.07

James R. Hughes, Jr. (7) Director	44,110	4.16

Kenneth S. White (8) Director	11,550	1.12

J. Todd Scruggs (9) Executive Vice President and Chief Financial Officer	14,905	1.43

Martin E. Waltemyer (10) Executive Vice President and Chief Operations Officer	8,360	*

All present executive officers and Directors as a group (12 persons) (11)	174,735	16.78

*	Less than 1%.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Share totals are adjusted to reflect the 10% stock dividend effective on January 27, 2004.
(2)	The ownership percentage of each individual is calculated based on the total of 1,029,267 shares of common stock that were outstanding as of March 17, 2004, plus the number of shares that can be issued to the individual within sixty days of March 17, 2004 upon the exercise of stock options held by the individual. Shares of common stock that are subject to exercisable stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes 19,250 shares purchasable upon exercise of options exercisable within 60 days of March 17, 2004.
(4)	Includes beneficial ownership of 1,100 shares held by Ms. Clark’s minor son and 1,100 shares held by Ms. Clark’s minor daughter.
(5)	Includes beneficial ownership of 1,650 shares held in trust for which Dr. Zechini serves as trustee.
(6)	Includes beneficial ownership of 4,290 shares owned by Mr. Counts’ wife in her individual retirement account.
(7)	Includes 33,000 shares purchasable upon exercise of options exercisable within 60 days of March 17, 2004 and 110 shares owned by Mr. Hughes’ wife.
(8)	Includes beneficial ownership of 10,000 shares held in a revocable trust of which Mr. White is the trustee and beneficiary and 550 shares owned by Mr. White’s wife.
(9)	Includes 12,650 shares purchasable upon exercise of options exercisable within 60 days of March 17, 2004 and 55 shares owned by Mr. Scruggs’ wife.
(10)	Includes 6,600 shares purchasable upon exercise of options exercisable within 60 days of March 17, 2004 and beneficial ownership of 1,540 shares held as joint tenants with Mr. Waltemyer’s wife, 110 shares owned by Mr. Waltemyer’s daughter, and 110 shares owned by Mr. Waltemyer’s granddaughter.
(11)	See notes 1 through 10.

Executive Officers Who are Not Directors

Name and Age	Executive Officer Since	Principal Occupation
J. Todd Scruggs, 36	1999	Secretary to the Board and Executive Vice President and Chief Financial Officer of the Bank since January, 2003. Mr. Scruggs served as Vice President of the Bank, with responsibilities in operations, investment and financial analysis from 1999 to December, 2002. Mr. Scruggs was an Organizer of Bank of the James from June, 1998 to July, 1999. Previously, Mr. Scruggs was a Financial Consultant and Investment Representative at Crestar Investment Group.

Martin E. Waltemyer, 55	1999	Executive Vice President and Chief Operations Officer since December, 2003. Previously Mr. Waltemeyer served as Senior Vice President of Operations of the Bank since 1999. Previously, Mr. Waltemyer worked for Central Fidelity National Bank as Senior Vice President, Commonwealth Region from 1995 through 1998.

Executive Compensation

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to the certain employees of the Bank who perform policy making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2003.

Summary Compensation Table—2003

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards Options/SARS (#) (1)		All Other Compensation ($)
James R. Hughes, Jr., CEO and Vice Chairman	2003 2002 2001	$140,000 160,000 144,000	— — —	— — —		$14,313 14,340 5,521	(2) (3) (4)

Robert R. Chapman, III, President	2003 2002 2001	$111,948 95,000 —	$7,000 10,000 —	6,600 5,500 —	(5) (7)	$1,359 1,194 —	(6) (8)

J. Todd Scruggs, Exec. Vice President and Chief Financial Officer	2003 2002 2001	$90,000 — —	$5,000 — —	4,400 — —	(9)	$5,661 — —	(10)

(1)	Share totals are adjusted to reflect the 10% stock dividend effective on January 27, 2004.
(2)	Includes matching contributions to the Bank’s 401(k) plan of $8,550, life insurance premiums of $2,500, and country club dues of $3,263.
(3)	Includes matching contributions to the Bank’s 401(k) plan of $2,160, life insurance premiums of $386, and club dues of $2,975.
(4)	Includes matching contributions to the Bank’s 401(k) plan of $9,600, life insurance premiums of $1,656, and club dues of $3,084.
(5)	In 2003 the Bank awarded Mr. Chapman stock options totaling 6,600 shares pursuant to the 1999 Stock Option Plan of Bank of the James. Mr. Chapman’s right to exercise options for 3,300 of these shares is scheduled to vest on December 17, 2004 and his right to exercise options for the remaining 3,300 of these shares is scheduled to vest on December 17, 2005.
(6)	Includes matching contributions to the Bank’s 401(k) plan of $1,191, life insurance premiums of $168.
(7)	In 2002, the Bank awarded Mr. Chapman stock options totaling 5,500 shares pursuant to the 1999 Stock Option Plan of Bank of the James. Mr. Chapman’s right to exercise options for 2,750 of these shares vested on December 12, 2003 and his right to exercise options for the remaining 2,750 of these shares is scheduled to vest on December 12, 2004.
(8)	Includes matching contributions to the Bank’s 401(k) plan of $1,050 and life insurance premiums of $144.

(9)	In 2003 the Bank awarded Mr. Scruggs stock options totaling 4,400 shares pursuant to the 1999 Stock Option Plan of Bank of the James. Mr. Scruggs’ right to exercise options for 2,200 of these shares is scheduled to vest on December 17, 2004 and his right to exercise options for the remaining 2,200 of these shares is scheduled to vest on December 17, 2005.
(10)	Includes matching contributions to the Bank’s 401(k) plan of $5,553 and life insurance premiums of $108.

Stock Option Plan

The following table shows for each of the named executive officers (1) the number of stock options that were granted during 2003, (2) the number and percentage of options granted to the named executive officers individually and as a group; (3) the total number and percentage of options granted to all employees as a group, (4) the exercise price, and (5) the expiration date.

Option Grants During Year Ended December 31, 2003

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date
Robert R. Chapman, III	6,600	19.05%	$20.23	12/17/2013
J. Todd Scruggs	4,400	12.70%	$20.23	12/17/2013
Martin E. Waltemyer	3,300	9.52%	$20.23	12/17/2013
Named Executive Officers, as a group	14,300	41.27%
All employees, as a group	34,650	100.00%

(1)	Share totals are adjusted to reflect the 10% stock dividend effective on January 27, 2004.
(2)	Options to purchase a total of 34,650 shares of Common Stock were granted to employees during the year ended December 31, 2003.
(3)	Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.

In the year ended December 31, 2003 no stock options were exercised by any of the named executive officers. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2003.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the- Money Options at Year End ($) (1)
Name	Exercisable (2)	Unexercisable	Exercisable	Unexercisable
James R. Hughes, Jr.	33,000	—	$397,500	—
Robert R. Chapman, III	19,250	9,350	$210,375	$26,625
J. Todd Scruggs	12,650	6,050	$140,375	$16,375
Martin E. Waltemyer	6,600	4,400	$70,000	$11,250

(1)	The value of in-the-money options at fiscal year end is calculated by determining the difference between the closing price of a share of Common Stock of the Bank, as predecessor of Financial, of $21.14 as reported on the Over the Counter Bulletin Board on December 30, 2003 (the last day in 2003 in which a trade occurred) and the exercise price of the options.
(2)	Share totals are adjusted to reflect the 10% stock dividend effective on January 27, 2004.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2003 (adjusted to reflect the 10% stock dividend payable on January 27, 2004).

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders —1999 Stock Option Plan of Bank of the James	147,290	$12.80	6,710
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	147,290	$12.80	6,710

Compensation And Other Employment Arrangements

Mr. Hughes currently is employed by the Bank in an advisory capacity under the terms of an employment agreement dated November 11, 1998 and amended on December 21, 2000 and January 10, 2002 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Hughes was employed by the Bank as Chief Executive Officer and Vice Chairman from January 1, 2003 to December 31, 2003 and as President and Chief Executive Officer from January 1, 1999 to December 31, 2002. Under the terms of the Employment Agreement, Mr. Hughes received an initial sum of $25,000 to cover expenses of relocating to Lynchburg and assisting with the organization of the Bank in 1998. Mr. Hughes received a base salary of $108,000 in 1999, a base salary of $120,000 in 2000, a base salary of $144,000 in 2001, a base salary of $160,000 in 2002, and a base salary of $140,000 in 2003. Under the Employment Agreement, Mr. Hughes served as CEO of the Bank until December 31, 2003. Having completed his service as CEO of the Bank, Mr. Hughes has agreed to serve in an advisory capacity until October 31, 2005, for which he will be paid $6,250 per month. Mr. Hughes and his wife will be covered under a medical insurance policy paid by the Bank until October 31, 2005. Under the terms of the Employment Agreement, Mr. Hughes received stock options to purchase 30,000 shares of Common Stock of the Bank (adjusted to 33,000 in accordance with the 10% stock dividend effective January 27, 2004), which grant was approved by the shareholders at the 2000 Annual Meeting. Options to purchase all 33,000 shares have vested. Under the Employment Agreement, these options were to be granted at the greater of market price or book value at time of grant, subject to shareholder approval of a suitable stock option plan, which approval was received at the 2000 Annual Meeting of Shareholders. The Employment Agreement also provides for certain payments to Mr. Hughes in the event of a change of control or acquisition of the Bank prior to October 31, 2005.

Transactions With Management

Some of the directors and officers of the Bank are at present, as in the past, customers of the Bank and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Pursuant to a lease dated October 9, 2003, the Bank leases its facilities located at 828 Main Street, Lynchburg, Virginia (the “Main Street Branch”) from a limited liability company in which Ted F. Counts, a director of Financial and the Bank, has an ownership interest. Under the terms of the lease, the annual rent for the Main Street Branch is approximately $120,000 and the landlord is responsible for payment of taxes, insurance and maintenance. The lease has an initial term of ten years from the date of acceptance. Subject to certain rent increases set forth in the lease, the Bank has the option to extend the lease by two additional five year periods. During the fiscal year ended December 31, 2003, the Bank made no lease payments on this lease. The Bank obtained an independent third-party appraisal that concluded that the rate that the Bank is paying is below market rate rent for the space. The transaction was on terms favorable to the Bank.

Any future transactions between the Bank and its officers and directors, as well as transactions with any person who acquires five percent or more of the Financial’s voting stock will be on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and the independent auditors, Cherry, Bekaert & Holland, L.L.P. (“CBH”). Management represented to the Audit Committee that the Bank’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with CBH also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

CBH provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with CBH.

Based on the discussions with management and CBH, the Audit Committee’s review of the representations of management and the report of CBH, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Financial’s Annual Report on Form 10-KSB to be filed with the Securities Exchange Commission for the year ended December 31, 2003.

Submitted by the Audit Committee of the Bank’s Board of Directors.

Donna S. Clark—Chair

Ted F. Counts

Ronald V. Dolan

Carl B. Hutcherson

Kenneth S. White

Richard R. Zechini

Audit And Non-Audit Fees

Audit Fees

The aggregate fees of CBH billed for professional services rendered for the audit of the Bank’s annual financial statements and for the review of the financial statements included in the Bank’s Forms 10-QSB for 2003 and 2002 were $20,188 and $16,507 (inclusive of fees for certain year end tax services) respectively.

Audit Related Fees

CBH did not bill the Bank any sums in addition to those set forth above for assurance and related services related to the performance of the audit or review of the financial statements in either of the last two (2) fiscal years.

Tax Fees

The aggregate fees of CBH billed for tax services including tax compliance, tax advice, and tax planning for 2003 were $952. For 2002, CBH did not separately break out its fee for tax services.

All Other Fees

CBH did not bill the Bank for fees during either of the past two (2) years other than as set forth under “Audit Fees” and “Tax Fees” above.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Bank’s executive officers and directors, and any persons who own more than 10% of the Bank’s common stock, to file reports of ownership and changes in ownership of Bank common stock with the Federal Reserve Board prior to January 1, 2004. Following January 1, 2004 Section 16(a) of the Securities Exchange Act of 1934 requires Financial’s executive officers and directors, and any persons who own more than 10% of Financial’s common stock, to file reports of ownership and changes in ownership of Financial’s common stock with Securities Exchange Commission. Based on its review of the copies of such forms furnished to it, the Bank believes that in 2003, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the fiscal year ended December 31, 2003. The Bank is not aware of any beneficial owners of greater than ten percent of its common stock.

PROPOSAL TWO

AMENDMENT AND RESTATEMENT OF 1999 STOCK OPTION PLAN OF BANK OF THE JAMES

The Board of Directors proposes that the shareholders approve an increase in the number of authorized shares under the Option Plan and an amendment and restatement of the Option Plan, as described below. The Option Plan was adopted by the Board of Directors of the Bank on October 21, 1999, subject to approval by the affirmative vote of the holders of a majority of the Bank’s Common Stock at the next following Annual Meeting. Holders of a majority of the Bank’s Common Stock approved the Option Plan at the 2000 Annual Meeting. The Board of Directors and a majority of the holders of the Bank’s Common Stock approved an amendment to the Option Plan at the 2002 Annual Meeting by which the number of shares of Common Stock available as awards to employees was increased by 50,000 shares. Following this amendment and a 10% stock dividend, the Option Plan currently has available a total of 154,000 shares of Common Stock for initial awards to employees of the Bank and it subsidiaries in the form of stock options (“Awards”), all as more fully described therein.

This proposal is designated as Item No. 2 in the enclosed Proxy.

Effective January 1, 2004, Financial assumed both the Option Plan and the outstanding options under the Option Plan in connection with the reorganization by which Financial became the holding company for the Bank pursuant to an Agreement and Plan of Share Exchange dated as of October 9, 2003. In connection with such assumption options under the Option Plan are considered options to acquire Financial common stock. The amendment to and restatement of the Option Plan will restate the Option Plan to make clear that the rights and obligations of the Bank have been assumed by Financial.

The Board of Directors has recommended amending and restating the Option Plan effective January 1, 2004 as the “Bank of the James Financial Group, Inc. Stock Option Plan.” Pursuant to such amendment and restatement, the Option Plan will be amended and restated to (1) increase the number of shares of Financial’s common stock, par value $4.00 per share, authorized for issuance under the Option Plan by 60,000 shares; and (2) change all references to and obligations of the Bank to references to and obligations of Financial. The amendments to the Option Plan, which are the subject of this Proposal, were adopted by the Board of Directors on March 11, 2004, subject to approval by the shareholders at the annual meeting. Thus, upon approval of this amendment by the shareholders of Financial, the number of shares of Financial common stock authorized for issuance under the Plan will be 214,000 shares.

Because Awards under the Option Plan are at the discretion of the Committee (as defined below), the benefits that will be awarded under the Option Plan to the executive officers of Financial cannot be determined at this time. Because the Option Plan was in effect during 2003, the benefit to the executive officers and employees as a group for 2003 is set forth in the table above entitled “Option Grants During Year Ended December 31, 2003”.

The following is a summary of the principal features of the Option Plan, as amended. This summary, however, does not purport to be a complete description of all the provisions of the Option Plan. You may obtain a copy of the actual plan document by sending a written request to J. Todd Scruggs at the Bank’s principal offices in Lynchburg, Virginia.

Purpose

The Option Plan enables employees who contribute significantly to the success of the Bank and Financial to participate in future success and to further identify such employee’s interests with those of shareholders. The purpose of the Option Plan is to provide long-term incentives for gain through outstanding service to the Bank and to Financial’s shareholders and to assist in recruiting, retaining, and motivating people of ability and initiative as employees upon whose effort the successful conduct of the Bank’s operation is largely dependent. The proposed share increase will assure that a sufficient reserve of common stock is available under the Option Plan to attract and retain the services of employees, which is essential to the Bank’s long-term growth and success.

To date, Financial has awarded stock options pursuant to the Option Plan under a broad-based framework whereby all eligible employees have received Awards. Financial desires to continue these broad-based awards and believes that increasing the number of shares available under the Option Plan is appropriate for that purpose.

Administration

The Option Plan shall be administered by a Committee which shall consist of all members of the Executive Committee of the Board of Directors who are not eligible for Awards under the Option Plan.

Each Award under the Option Plan will be made pursuant to a written agreement between Financial and the recipient of the Award. In administering the Option Plan, the Committee generally will have full authority to interpret all provisions of this Option Plan consistent with law; designate the employees or classes of employees eligible to participate in the Option Plan; grant awards provided in the Option Plan in such form and amount as the Committee shall determine; impose such limitations, restrictions, and conditions upon such award as the

Committee shall deem appropriate; adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Option Plan.

Under the Option Plan, non-employee directors are not eligible to receive Awards.

No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Option Plan or any award thereunder. Financial shall indemnify members of the Committee against expenses reasonably incurred by them, including attorney’s fees, arising by reason of any decision, action taken, or failure to act under the Option Plan, provided such decision, action, or failure to act was made in good faith.

The Option Plan will expire on October 21, 2009, unless sooner terminated by the Board.

Amendment

The Committee from time to time may alter, amend or terminate the Option Plan, except that no such action shall, without an employee’s consent, adversely affect the terms of any options previously granted and which have not terminated.

Awards in General

Two types of options may be granted: “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code (the “Code”) and “non-incentive stock options” (collectively “Options”). It is intended that Options shall constitute incentive stock options unless otherwise designated by their terms; however, no Award shall be invalid for failure to qualify as an incentive stock option.

No Award granted to an employee under this Option Plan shall be transferable by him except by will or the laws of descent and distribution. Awards may be exercised during the recipient’s lifetime only by the recipient or any permitted transferee. Except in the case of death, retirement (as defined by the Committee), or disability, all options granted under the Option Plan shall terminate upon termination of employment.

Vesting and Exercise Price

The exercise price of the Awards will be equal to 100% of the fair market value of the Common Stock based on the most recent trade of Common Stock of Financial as of the date of grant of the Award. Upon exercise of the Awards, the recipient will make payment to purchase Common Stock directly to Financial. As of March 17, 2004, the fair market value of the Common Stock of Financial was $22.75 based on the most recent trade of Financial’s Common Stock on March 10, 2004. The Awards will vest in accordance with the terms set forth in the Award made to an employee participating in the Option Plan.

Discretionary Awards to Employees

All employees of the Bank, regardless of title or position, who are selected by the Committee are eligible for Awards or further Awards under the Option Plan. The number of employees who currently may be eligible for Awards under the Option Plan is approximately 65.

Shares Subject to the Option Plan

Up to 214,000 shares of Common Stock, inclusive of the 60,000 share increase for which shareholder approval is sought under this Proposal, may be issued to employees under the Option Plan, as amended. Except as set forth below, shares of Common Stock issued under the Option Plan, including those authorized above, will count against the total number of shares issuable under the Option Plan. If any Award terminates, expires, or lapses for any reason other than its exercise, the shares of Common Stock that may be issued upon the exercise of such Award will be available for further Awards.

If, while any options are outstanding, the outstanding shares of Common Stock of Financial have changed into, or been exchanged for a different number or kind of shares or securities through reorganization, merger, share exchange, recapitalization, reclassification, stock split, reverse stock split, or similar transaction, appropriate and proportionate adjustments shall be made by the Committee in the number and/or kind of shares that are subject to purchase under the outstanding options and on the option exercise price or prices applicable. However, the Committee shall make no adjustment that, for purposes of Section 422A of the Code, would constitute an increase in the aggregate number of shares issuable under this Option Plan, nor shall the Committee adjust the price or number of shares then subject to options in a manner that would constitute a modification of an Award for purposes of Section 425(h) of the Code.

Certain Federal Income Tax Consequences

Incentive Stock Options

An employee generally will not recognize income on the grant or exercise of an Award that qualifies as an incentive stock option provided that he or she has been an employee of the Bank or its subsidiaries from the date that the Award was granted until three months before the date of the exercise; however, the amount by which the fair market value of the Common Stock at the time of the exercise exceeds the option price is a tax preference item for purposes of the alternative minimum tax applicable to the employee. If the employee holds the shares of Common Stock received upon the exercise of the Award for one year after exercise (and for two years from the date of the grant of the Award), any difference between the amount paid for such shares of Common Stock and the amount realized upon the disposition of such shares will be treated as a long term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, Financial may not deduct any amount in connection with the incentive stock option.

In contrast, if an employee exercises an incentive stock option but does not satisfy the holding period requirements with respect to any shares of Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition of such shares equal to the excess, if any, of the fair market value of the such shares of Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition of such shares over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of such shares of Common Stock on the date of disposition is less than their fair market value on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, Financial will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

Non-Qualified Stock Options

Non-qualified stock options granted under the Plan are not taxable to a participant at grant (unless the fair market value is readily ascertainable) but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. Financial will be entitled to deduct a corresponding amount as an expense in the year that the participant recognizes this income.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO AND RESTATEMENT OF THE OPTION PLAN.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT AUDITORS

The Board has appointed, subject to ratification by the shareholders, Cherry, Bekaert & Holland, L.L.P., Lynchburg Virginia (“CBH”) as independent public accountant to audit the books of Financial for the fiscal year 2004.

The Board has determined that it would be desirable to request the shareholders to ratify the Board’s selection of CBH as independent public accountants to audit the books and accounts of Financial for the fiscal year ended December 31, 2004. This proposal is designated as Item No. 3 in the enclosed Proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF CHERRY, BEKAERT & HOLLAND, L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

AUDITORS

CBH served as independent auditors for the Bank for the year 2003. Representatives from the firm are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

CBH has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report to Shareholders for the year ended December 31, 2003 has been furnished to the shareholders. Financial’s Annual Report on Form 10-KSB for the year ended December 31, 2003 is available without charge to any shareholder requesting the same. Additional copies of the Annual Report to Shareholders and copies of the Annual Report on Form 10-KSB may be obtained by written request to J. Todd Scruggs, Secretary of the Board of Directors at 615 Church Street, Lynchburg, VA 24504. The Form 10-KSB is not a part of the proxy solicitation materials.

DATE OF RECEIPT OF SHAREHOLDER PROPOSAL TO BE PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2004 Annual Meeting of the Stockholders of Financial must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2005. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth in the proxy card issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

Lynchburg, Virginia

April 2, 2004

AMENDED AND RESTATED STOCK OPTION PLAN (the “Plan”)

OF

BANK OF THE JAMES FINANCIAL GROUP, INC. (the “Company”)

SECTION 1. PURPOSE

1.1. This Plan amends and restates the 1999 Stock Option Plan of Bank of the James. Under this Amended and Restated Stock Option Plan, the Company, as successor to Bank of the James, succeeds to all of the rights, duties, and obligations of Bank of the James.

1.2. The Plan enables employees who contribute significantly to the success of the Company and its subsidiaries to participate in the future success of the Company and its subsidiaries and to further identify their interests with those of the shareholders. The Plan provides for stock options to be granted to such employees. Two types of options may be granted: “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code (the “Code”) and non-incentive options. It is intended that options shall constitute incentive stock options unless otherwise designated by their terms; however, no option shall be invalid for failure to qualify as an incentive stock option. The purpose of the Plan is to provide long-term incentives for gain through outstanding service to the Company and its subsidiaries and its shareholders and to assist in recruiting and retaining people of ability and initiative in key management positions.

SECTION 2. ADMINISTRATION

2.1. The Plan shall be administered by a Committee which shall consist of all members of the Executive Committee of the Board of Directors who are not eligible for grants under the Plan. The Committee shall have complete authority to:

2.1.1. Interpret all provisions of this Plan consistent with law;

2.1.2. Designate the employees or classes of employees eligible to participate in the Plan;

2.1.3. Grant awards provided in the Plan in such form and amount as the Committee shall determine;

2.1.4. Impose such limitations, restrictions, and conditions upon such awards as the Committee shall deem appropriate;

2.1.5. Adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Plan.

2.2. Decisions and determinations of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder. The Company shall indemnify members of the Committee against expenses reasonably incurred by them, including attorney’s fees, arising by reason of any decision, action taken, or failure to act under the Plan, providing such decision, action, or failure to act was made in good faith.

SECTION 3. ELIGIBILITY

Any salaried employee of the Company or any of its subsidiaries (including any subsidiary acquired after adoption of this Plan) who in the judgment of the Committee occupies a position in which his efforts contribute to the profits or growth of the Company or a subsidiary of the Company may be granted an option under this Plan. No employee may be granted incentive stock options (under all incentive stock option plans of the Company and any corporation that is a “parent” or “subsidiary” corporation for purposes of Section 422A of the Code) which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date an option is granted) exceeding $100,000.

SECTION 4. STOCK SUBJECT TO OPTION

4.1. As set forth below, this Plan is contingent on shareholder approval. Provided that the requirements of Regs. § 1.421-7(c)(2) are followed, options granted hereunder shall be effective on the date of the grant. Each option so granted will give the employee the right to purchase a designated amount of the Company’s Common Stock with a par value of $4.00 each (“Common Stock”) (subject to adjustment under Section 9 of this Plan). Upon exercise of any option, the Company may deliver to the employee authorized but unissued stock, treasury stock, or any combination thereof.

4.2. The Committee will maintain records showing the cumulative total of stock subject to options outstanding under this Plan. Stock delivered under this Plan shall not exceed in the aggregate two hundred fourteen thousand (214,000) shares. This number may be adjusted to reflect any change in the capitalization of the Company resulting from a stock dividend or a stock split or other adjustment contemplated by Section 9 of the Plan and occurring after the adoption of this Plan. If an option is terminated, in whole or in part, for any reason other than the exercise thereof, the stock allocated to the option or portion thereof so terminated may be reallocated to another option or options to be granted under this Plan.

SECTION 5. OPTION PRICE

5.1. The price per share for stock purchased by the exercise of any option granted under this Plan will be 100% of the fair market value per share of such shares at the time the option is granted.

5.2. For purposes of this Plan, “fair market value” as of any date and in respect of any share of Common Stock shall mean the most recent trading price of the Common Stock as determined by reference to the “bid” price as announced by any national or regional exchange or market in which the Common Stock is traded, the “bid” price set forth in the “Pink Sheets” or similar publication, or the “bid” price announced by any broker-dealer who makes a market in the Common Stock; provided however, that in the event shares of the Common Stock have not been traded for more than 10 days immediately preceding such date, or if deemed appropriate by the Committee for any other reason, the fair market value of the shares of Common Stock shall

2

be determined by the Committee in good faith in such manner as it deems appropriate. In no event shall the fair market value of any share of Common Stock be less than its book value.

SECTION 6. EXERCISE OF OPTIONS

6.1. By An Employee During Continuous Employment.

6.1.1. Options granted under the Plan are exercisable in whole at any time or in part from time to time as provided in each stock option grant (including any amendment or supplement to that agreement) between the Company and an employee specifying the terms and conditions of the option granted to the employee. Subject to the terms of the stock option grant, an option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the option could be exercised. A partial exercise will not affect the right to exercise the option from time to time in accordance with the stock option grant with respect to the remaining shares subject to the option.

6.1.2. An employee may not exercise any part of an option granted under this Plan unless, at the time of such exercise, he has been in the continuous employment of the Company or a subsidiary of the Company since the date the option was granted. The Committee may decide in each case to what extent leaves of absences for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

6.2. Death of Optionee.

6.2.1. Upon the death of an employee, all options granted to and vested in such employee shall become immediately exercisable. All such options shall be deemed exercisable on the date of death.

6.2.2. Upon the death of the optionee, any option exercisable on the date of death may be exercised by the optionee’s estate or by a person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee, provided such exercise occurs within both the remaining option term of the option and one year after the optionee’s death.

6.2.3. The provisions of this Section shall apply notwithstanding the fact that the optionee’s employment may have terminated prior to death, but only to the extent of any option exercisable on the date of death.

6.3. Retirement or Disability of Optionee.

6.3.1. Upon permanent disability or retirement (as each is determined by the Committee) of an employee, all options granted to and vested in such employee shall become immediately exercisable. All such options shall be deemed exercisable on the date of retirement or disability.

6.3.2. Upon the termination of the optionee’s employment by reason of permanent disability or retirement, the optionee may, within 36 months from the date of such

3

termination of employment, exercise any option to the extent such options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an option will not be available to an optionee who exercises any option more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three (3) months after the date of termination of employment due to retirement.

6.4. Termination For Other Reasons.

Except for termination by reason of death, disability, or retirement as set forth in Paragraphs 6.2 and 6.3 above, or otherwise determined by the Committee, all options shall terminate upon the termination of the optionee’s employment with the Company or any of its subsidiaries.

6.5. Termination of Options.

An option granted under this Plan shall be considered terminated, in whole or in part, to the extent that, in accordance with the provisions of this Plan, it can no longer be exercised for stock originally subject to the option.

6.6. Variation of Terms in Grant.

Notwithstanding anything to the contrary in this Section 6, the Committee, by terms set forth in the grant to any employee or class of employees, may provide a) that on the death or permanent disability of such employee, all options granted shall immediately vest and become exercisable; b) that on termination for cause, all options granted and vested shall become immediately exercisable; or c) such other terms as the Committee in its discretion deems appropriate.

6.7. Ten Year Limitation on Exercise.

No option shall be exercisable after the expiration of ten years from the date the option was granted. The terms of any option may provide that it is exercisable for a period less than this maximum period. During the lifetime of an employee to whom an option is granted, the option may be exercised only by the employee, his attorney-in-fact (if he is legally disabled), or his guardian.

SECTION 7. METHOD OF EXERCISE

7.1. Each option granted under this Plan shall be deemed exercised when the holder shall have indicated the decision to do so in writing delivered to the Company, and, shall at the same time tender to the Company payment in full in cash, or equivalent Company shares for the shares for which the option is exercised, and shall comply with such other reasonable requirements as the Company may establish pursuant to the Plan. No person, estate or other entity shall have any of the rights of a shareholder of the Company with reference to shares subject to an option until a certificate or certificates for the shares have been issued to him.

4

7.2. An option granted under this Plan may be exercised for any lesser number of whole shares than the full amount for which it could be exercised. Such a partial exercise of an option shall not affect the right to exercise the option from time to time in accordance with this Plan for the remaining shares subject to the option.

SECTION 8. ASSIGNABILITY

No option granted to an employee under this Plan shall be transferable by him except by will or the laws of descent and distribution.

SECTION 9. ADJUSTMENT UPON CHANGE OF SHARES

If, while any options are outstanding, the outstanding shares of Common Stock of the Company have changed into, or been exchanged for a different number or kind of shares or securities of the Company or any other entity through reorganization, merger, share exchange, recapitalization, reclassification, stock split, stock dividend, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares that are subject to purchase under the outstanding options and on the option exercise price or prices applicable. However, the Committee shall make no adjustment that, for purposes of Section 422A of the Code, would constitute an increase in the aggregate number of shares issuable under this Plan, nor shall the Committee adjust the price or number of shares then subject to options in a manner that would constitute a modification of an option for purposes of Section 425(h) of the Code.

SECTION 10. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No option shall be exercisable and no stock will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Company’s shares may be listed. Any share certificate issued to evidence shares for which an option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No option shall be exercisable, and no shares will be delivered under this Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the event of the exercise of an option by a person or estate acquiring the right to exercise the option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option and may require such consents and releases of taxing authorities as it may deem advisable.

SECTION 11. GENERAL PROVISIONS

11.1. Neither the adoption of the Plan nor its operation, nor any documents describing or referring to the Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company or any subsidiary, or shall in any way affect the right and power of the Company or any subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Company might have done if this Plan had not been adopted.

5

11.2. Headings are given to the sections of the Plan solely as a convenience to facilitate reference; such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

11.3. The Committee’s determinations under the Plan (including without limitation determinations of person to receive awards, the form, amount and timing of such awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

SECTION 12. AMENDMENT

The Committee may alter, amend or terminate this Plan from time to time, except that no such action shall, without an employee’s consent, adversely affect the terms of any options previously granted and which have not terminated.

SECTION 13. DURATION OF THE PLAN

No option shall be granted under this Plan after the tenth anniversary of the Approval Date, as defined below. Options granted before that date shall remain valid thereafter in accordance with their terms.

SECTION 14. EFFECTIVE DATE OF PLAN

14.1. The 1999 Stock Option Plan was adopted by the Board of Directors of Bank of the James (the “Bank”), predecessor to the Company, on October 21, 1999 (the “Approval Date”) and approved by a majority of the shareholders of the Bank at the 2000 Annual Meeting of Shareholders of the Bank. The Board of Directors of the Bank adopted an amendment to the 1999 Stock Option Plan, which amendment was approved by a majority of the shareholders of the Bank at the 2002 Annual Meeting of Shareholders of the Bank. The amendments to the 1999 Stock Option Plan set forth in this Plan were approved by the Board of Directors of the Company on March 11, 2004.

14.2. This Plan is amended and restated as of January 1, 2004. The amendments to the Plan shall become effective on the date approved by the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the 2004 Annual Meeting of the shareholders of the Company. In accordance with Regs. § 1.421-7(c)(2), all grants made under this plan prior to approval by the shareholders of the Bank shall be determined as if the plan was not subject to shareholder approval.

6

AUDIT COMMITTEE CHARTER

OF

BANK OF THE JAMES FINANCIAL GROUP, INC.

The Board of Directors of BANK OF THE JAMES FINANCIAL GROUP, INC. (“Financial”) hereby constitutes and establishes an Audit Committee with authority, responsibility, and specific duties as set forth in this Charter.

Section l. Audit Committee Membership

Financial’s Audit Committee shall be comprised of not less than three directors who are independent of management or any firms hired for accounting, tax, consulting or advisory services. The Board of Directors shall appoint the members of the Audit Committee annually.

Only directors who are independent as defined in by Rule 10A-3 of the rules promulgated under the Securities Exchange Act of 1934 and Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. may serve on the Audit Committee. Generally, an independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major customer of Financial or any of its subsidiaries. When there is any doubt about independence, the director should recuse himself or herself from any decisions that might be influenced by that relationship.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including Financial’s balance sheet, income statement, and cash flow statement.

At least one director shall be an “audit committee financial expert” as that term is defined in as defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission.

The Audit Committee shall report to the Board. A majority of the members of the Audit Committee shall constitute a quorum.

Section II. Purpose and Authority

1. Purpose. The Audit Committee is established for the purpose of overseeing i) the accounting and financial reporting processes of Financial and its subsidiaries; and ii) the audits of the financial statements of Financial.

2. Authority. The Audit Committee is granted the authority, through external and internal audit, to investigate any activity of the Bank. The Committee is empowered to retain persons having special expertise, including public accountants and independent counsel, as may be necessary to assist the Committee in fulfilling its responsibilities.

Section III. General Responsibilities

1. The Audit Committee provides open avenues of communication among the internal auditor (if any), the independent accounting firm, and the Board of Directors.

1

2. The Audit Committee must report committee actions to the full Board of Directors and may make appropriate recommendations.

3. The Audit Committee will meet at least three times each year, more frequently if circumstances make that preferable. The Audit Committee Chairman has the power to call a committee meeting whenever he or she thinks there is a need. An Audit Committee member shall not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

4. The Audit Committee shall have management periodically provide a listing of payments made to any accounting firms to ensure that the services provided are allowable under the rules and regulations of the Public Company Accounting Oversight Board and that another provider is found for those services that are deemed not allowable.

5. The Audit Committee will be available to meet with any employees to address complaints involving any accounting, auditing, or tax matters. The Audit Committee will advise management to prepare a policy addressing this for inclusion in the Personnel Manual.

6. The Audit Committee will ensure that any executive officer hired has not been employed within the last twelve months by the independent accounting firm or participated in the audit of Financial or any of its subsidiaries

7. The Audit Committee will ensure that the lead audit partner in the audit engagement is rotated no less than every five years.

8. The Audit Committee will obtain an annual certification from the administrators of the 401(k) plan of Financial or any of its subsidiaries that the administrators hold no stock in Financial.

9. On an annual basis, the Audit Committee will review the risk assessment prepared by management to ensure that any defined internal control weaknesses are being addressed.

10. The Audit Committee will meet with the Chief Financial Officer at least two times per year to discuss any concerns that the Committee may have.

11. The Audit Committee will take all other actions required by applicable law or Financial’s Articles of Incorporation, Bylaws, or the Board of Directors.

Section IV. Responsibilities For Engaging Independent Accountants And Appointing The Internal Auditor

1. The Audit Committee will select the independent accounting firm (to be ratified by Financial’s shareholders at an annual or special meeting of shareholders) for Financial’s audits or any other non-audit services performed by the independent accounting firm. The Audit Committee also will review and set any fees paid to the independent accounting firm and review and approve dismissal of the independent accounting firm. The Audit Committee will also engage any independent counsel, consultants, or other advisors relating to audit or tax matters as

2

it deems necessary. The Audit Committee will be responsible for approving any fees paid as a result of the aforementioned services.

2. The Audit Committee will determine when Financial should have an internal auditor and will approve the selection by management of the internal auditor. Thereafter, the Audit Committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the internal auditor.

3. The Audit Committee will confirm and assure the independence of the independent accounting firm, and any other accountants or consultants hired to provide management consulting services, and the fees paid fee them.

4. The Audit Committee will consider, in consultations with the independent accounting firm and the internal auditor, the audit scope, audit procedure and plans made by the internal auditor and the independent accounting firm.

5. The Audit Committee will make sure that the internal auditor and the independent accounting firm coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

Section V. Responsibilities for Reviewing Internal Audits, the Annual External Audit and the Review of Quarterly and Annual Financial Statements

1. The Audit Committee will ascertain that the independent accounting firm views the Audit Committee as its client, that it will be available to the Audit Committee at least twice annually, and that it will provide the committee with a timely analysis of significant financial reporting issues, accounting policies, and practices.

2. The Audit Committee will ask management, the internal auditor, and the independent accounting firm about significant risks and exposures and will assess management’s steps to minimize them.

3. The Audit Committee will review the following with the independent accounting firm and the internal auditor:

a.	The adequacy of the company’s internal controls, including computerized information system controls and security.

b.	Any significant findings and recommendations made by the independent accountant or internal auditor, together with management’s responses to them.

c.	Any alternative methods for reporting financial information in accordance with accounting principles generally accepted in the United States, along with the ramifications of each. The independent accounting firm will inform the Audit Committee of the preferred financial reporting method.

3

4. Shortly after the annual examination is completed, the Audit Committee will review the following with management and the independent accounting firm:

a.	Financial’s annual financial statements and related footnotes.

b.	The independent accounting firm’s audit of and report on the financial statements.

c.	The independent accounting firm’s qualitative judgments about the appropriateness and not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

d.	Any difficulties or disputes with management encountered during the course of the audit.

e.	Anything else about the audit procedures or finding that Generally Accepted Auditing Standards require the independent accounting firm to discuss with the committee.

5. The Audit Committee will consider and review with management and the internal auditor:

a.	Any significant findings during the year and management’s response to them.

b.	Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to the required information.

6. The Audit Committee will review annual filings with the SEC and other published documents containing the company’s financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

7. The Audit Committee will review the interim financial reports with management.

Section VI. Periodic Responsibilities

1. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

2. The Audit Committee may review policies and procedures covering officer expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accounting firm.

4

BANK OF THE JAMES FINANCIAL GROUP, INC. ANNUAL MEETING OF SHAREHOLDERS – THURSDAY, MAY 13, 2004 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT R. CHAPMAN, III, JAMES R. HUGHES, JR., and CARL B. HUTCHERSON, JR., any of whom may act, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 26, 2004, at the Annual Meeting of Shareholders to be held on May 13, 2004 at 4:00 p.m., or any postponement or adjournment thereof, as follows:

1. To elect as directors the persons set forth as nominees below for the terms set forth below:

For terms expiring in 2007, 01- Donald M. Giles, 02—Rev. Carl B. Hutcherson, Jr., and 03—Thomas W. Pettyjohn, Jr.

FOR WITHHOLD FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and strike out that nominee’s name above.

2. To approve an increase in the number of authorized shares under the 1999 Bank of the James Stock Option Plan along with an amendment to and restatement of such plan.

FOR AGAINST ABSTAIN

3. To approve the appointment of Cherry, Bekaert & Holland, L.L.P. as independent auditors for the year ended December 31, 2004.

FOR AGAINST ABSTAIN

The Board of Directors recommends a vote “FOR” each of the above propositions.

This proxy will be voted as directed, but if no instructions are specified, this signed proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by those named in the proxy in their best judgment.

? cut here ?

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Should the undersigned be present and elect to vote at the Meeting, or any adjournments thereof, and after notification of the undersigned’s decision to terminate this proxy is provided to the Secretary of the Board of Directors at the Meeting, the power of said proxies will be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Board of Directors of his or her decision to terminate this proxy.

PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING

Dated:             ,             .

Please sign exactly as your name appears on this proxy card, date, and mail this proxy promptly in the enclosed postage-prepaid envelope. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

? cut here ?

YOUR VOTE IS IMPORTANT VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at 1-866-626-4508 on a touch-tone telephone

OR

2. VOTE BY INTERNET: Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes Click on “Accept Vote”

OR

3. VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.